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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): April 21, 1998
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                           PLATINUM technology, inc.
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              (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-19058                   36-3509662
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.


1815 South Meyers Road, Oakbrook Terrace, Illinois             60181
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(Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code (630) 620-5000
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Item 2.   Acquisition of Assets.

(a) On April 21, 1998, PLATINUM technology, inc. (the "Company") acquired all of the outstanding shares of capital stock of Mastering, Inc. ("Mastering") from the shareholders of Mastering in exchange for 6,480,865 shares of common stock, $.001 par value per share ("Common Stock"), of the Company, pursuant to an Agreement and Plan of Merger by and among the Company, PT Acquisition Corporation I, a wholly-owned subsidiary of the Company, and Mastering. In addition, the Company assumed stock options which converted into options to purchase 2,196,721 shares of the Company's Common Stock. Mastering is an educational services company that provides corporate training products and services.

     Other information required by this Item is included in the Company's Registration Statement on Form S-4, as amended, Registration Statement No. 333-49875 (the "S-4 Registration Statement"), and is omitted from this report pursuant to Instruction B.3 to Form 8-K.

Item 5.   Other Events.

     On April 21, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its acquisition of Mastering, Inc. The information contained in this press release is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1      Press Release of Registrant dated April 21, 1998

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                              PLATINUM technology, inc.



Dated:  May 6, 1998           By:   /s/ LARRY S. FREEDMAN
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                                    Larry S. Freedman
                                    Senior Vice President and General Counsel

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                                 Exhibit Index
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  Exhibit #                                Item
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    99.1             Press Release of Registrant dated April 21, 1998